UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2026

JASPER THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39138	84-2984849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Bridge Pkwy Suite #102 Redwood City, CA	94065
(Address of principal executive offices)	(Zip Code)

(650) 549-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2026, Herb Cross submitted his resignation, effective as of October 9, 2026, as Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Corporate Secretary of Jasper Therapeutics, Inc. (the “Company”) in order to pursue other professional endeavors.

On September 28, 2026, the board of directors of the Company appointed Jeet Mahal, the Company’s President and Chief Executive Officer, as interim Principal Financial Officer, Rick Ruiz, the Company’s Vice President, Finance, as interim Principal Accounting Officer and Matthew Ros, the Company’s Chief Operating Officer, as the interim Corporate Secretary, each effective as of Mr. Cross’ resignation.

Mr. Mahal’s biographical and compensation information may be found in the Company’s Amendment No. 1 to Form 10-K, filed with the Securities and Exchange Commission on April 30, 2026. Mr. Ross’s biographical and compensation information may be found in the Company’s Form 8-K, filed with the Securities and Exchange Commission on July 17, 2026.

Mr. Ruiz, age 62, joined the Company in 2024 as Vice President, Finance. Mr. Ruiz is an accomplished finance executive with over 25 years of experience encompassing accounting, financing, FP&A and SEC reporting. Mr. Ruiz previously served as Vice President, Finance at Atreca. Prior to Atreca he was a consultant at RoseRyan, a leading finance and accounting consulting firm, as well as Corporate Controller at Audible Magic Corp. Mr. Ruiz began his career at KPMG and received a Bachelor of Science in Business Administration from Biola University. He is a certified public accountant, currently inactive, in the state of California.

There are no family relationships between Mr. Ruiz and any of the Company’s directors or other executive officers. There are no arrangements or understandings between Mr. Ruiz and any other persons or entities pursuant to which he has been appointed as interim Principal Accounting Officer.

Mr. Ruiz will continue to receive a base salary of $364,000 per year and will continue to be eligible for equity awards under the Company’s equity plan. Mr. Ruiz did not receive any equity awards in connection with his promotion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASPER THERAPEUTICS, INC.

Date: September 28, 2026	By:	/s/ Herb Cross
		Name:	Herb Cross
		Title:	Chief Financial Officer

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